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                                                                 EXHIBIT 10(xci)

                                 FIRST AMENDMENT

                                       TO

                                CREDIT AGREEMENT

                  THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "First Amendment") dated as of June 28, 2002, relates to that certain Credit Agreement dated as of May 9, 2002 (the "Credit Agreement"), among NMHG Holding Co., a Delaware corporation ("NMHG Holding"), NACCO Materials Handling Group, Inc., a Delaware corporation ("NMHG"), NMHG Distribution Co., a Delaware corporation and direct wholly-owned Subsidiary of NMHG Holding ("NMHG Distribution"), NACCO Materials Handling Limited (company number 02636775), incorporated under the laws of England and Wales (the "UK Borrower"), NACCO Materials Handling B.V., a private company with limited liability incorporated under the laws of the Netherlands having its corporate seat in Nijmegen (the "Netherlands Borrower"; and together with NMHG Holding, NMHG, NMHG Distribution, and the UK Borrower, the "Borrowers"), the financial institutions from time to time a party thereto as Lenders, whether by execution of the Credit Agreement or an Assignment and Acceptance (as defined therein), the financial institutions from time to time party thereto as Issuing Bank, whether by execution of the Credit Agreement or an Assignment and Acceptance (as defined in the Credit Agreement) or otherwise, Citicorp North America, Inc., a Delaware corporation ("CNAI"), in its capacity as administrative agent for the Lenders and the Issuing Bank thereunder (with its successors and permitted assigns in such capacity, the "Administrative Agent"), Salomon Smith Barney Inc. ("SSB") and Credit Suisse First Boston ("CSFB") as joint arrangers ("Joint Arrangers") and joint bookrunners ("Joint Bookrunners"), and CSFB as syndication agent ("Syndication Agent").

                  1. DEFINITIONS. Capitalized terms defined in the Credit Agreement and not otherwise defined or redefined herein have the meanings assigned to them in the Credit Agreement.

                  2. FIRST AMENDMENT EFFECTIVE DATE AMENDMENTS TO CREDIT AGREEMENT. Upon the "First Amendment Effective Date" (as defined in Section 4 below), the Credit Agreement is hereby amended as follows:

                           2.1 AMENDMENTS TO SECTION 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:

                                    (a)      by amending the definition of
                  "Eligible Foreign Receivables" by amending and restating subsection (iv) of such definition in its entirety:

                  (iv) (A) With respect to Receivables purchased by the UK Borrower pursuant to the Receivables Sale Agreements or reconveyed to the UK Borrower by Bank of Scotland, all actions required by Section 5.01(m)

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                            have been taken, true sale opinions with respect to
                            such transfers have been delivered to the satisfaction of the Administrative Agent and the representations and warranties set forth in
                            Section 6.01(dd) are true and correct in all respects, and (B) with respect to the Receivables purchased by the UK Borrower from the Italian Receivables Seller pursuant to a Receivables Sale Agreement, all the relevant notices to the account debtors, complying with all requirements of Italian law, have been submitted to a court bailiff for the purposes of the notification process according to Italian law, provided that any such Receivable shall no longer be an Eligible Foreign Receivable if the notice delivered by the court bailiff has not been served on the relevant account debtor (as evidenced in the original notice returned to the Italian Receivables Seller by the court bailiff), but such Receivable shall have satisfied this requirement for eligibility if and when the Italian Receivables Seller receives notice that a subsequent notice delivered by the court bailiff has been received by the relevant account debtor;

                                    (b)      by adding the following definition
                  of "Italian Pledges" in proper alphabetical order:

                                    "Italian Pledges" means any and all Pledge
                            Agreements, Foreign Security Agreements or other Security Documents creating a Lien under the laws of Italy.

                                    (c)      by adding the following definition
                  of "Italian Receivables Seller" in proper alphabetical order:

                                    "Italian Receivables Seller" means NACCO
                            Materials Handling S.p.A. (f/k/a NACCO Materials Handling S.R.L.), a joint stock company incorporated under the laws of Italy, registered with the Register of Enterprises of Modena under No. 14801.

                                    (d)      by adding the following definition
                  of "NACCO Materials Handling S.R.L." in proper alphabetical order:

                                    "NACCO   Materials Handling S.R.L." means
                            the Italian Receivables Seller.

                            2.2 AMENDMENT TO SECTION 6.01. Section 6.01(t) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

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                  (t)      Solvency.

                  (i) After giving effect to (A) the issuance of any Indebtedness on any date, (B) the making of any Restricted Payment or payment on any Senior Note on any date, (C) the sale of assets on any date and (D) the transactions contemplated by the Loan Documents and the Loans to be made on any date that Loans are requested hereunder and the disbursement of the proceeds of such Loans pursuant to the applicable Borrower's instructions, each Borrower and NMHG Holding together with its Subsidiaries is Solvent.

                  (ii) To the best knowledge of the UK Borrower, on each date on which Receivables will be assigned by the Italian Receivables Seller to the UK Borrower under the terms of the Receivables Sale Agreement between the Italian Receivables Seller and the UK Borrower, the Italian Receivables Seller is generally able to pay its liabilities and has sufficient assets to continue to carry on its business as conducted or proposed to be conducted and the Italian Receivables Seller has not been declared bankrupt nor is the subject of any other insolvency proceedings nor has any application for the commencement of any such proceedings been filed against it. Notwithstanding Section 14.14, this Section 6.01(t)(ii) will be construed in accordance with the laws of the Republic of Italy.

                  2.3      ADDITION OF SECTION 7.14. The following new Section
     7.14 of the Credit Agreement is hereby added to Article VII of the Credit
     Agreement:

                  7.14 Solvency of Italian Receivables Seller. Each Borrower shall notify the Administrative Agent and the Lenders in writing promptly upon such Borrower's learning that any representation and warranty given by the UK Borrower in Section 6.01(t)(ii) is false or misleading in any respect.

                  2.4      ADDITION OF SECTION 12.09(f). The following new
     Section 12.09(f) of the Credit Agreement is hereby added to Article XII of the Credit Agreement:

                  (f) Italian Pledges. For the purpose of the Italian Pledges only, in connection with the Obligations of each Borrower towards any Obligee, each of the parties to this Agreement agrees that CNAI shall, to the extent CNAI is not a creditor itself in respect of such Obligations, be a "joint and several co-creditor" with such Obligee in respect of such Obligations. Accordingly, CNAI shall be entitled to demand as a creditor performance in full of such Obligations by the relevant Borrower owing the same, whereby satisfaction of such Obligations owed to one creditor (either CNAI or the relevant Obligee) shall release such Borrower from its obligations to the other creditor.

         3. REPRESENTATIONS AND WARRANTIES. The Borrowers hereby represent and warrant to each Lender, each Issuing Bank and the Administrative Agent that
(a) each of the statements set forth in Section 6.01 of the Credit Agreement are true, correct and complete on and as of the First Amendment Effective Date as though made to each Lender, each Issuing Bank

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and the Administrative Agent on and as of such date and (b) as of the First
Amendment Effective Date, no Event of Default or Default has occurred and is continuing.

         4. FIRST AMENDMENT EFFECTIVE DATE. This First Amendment shall become effective as of the date first above written (the "First Amendment Effective Date") upon the satisfaction of the following conditions:

                  4.1 The Administrative Agent shall have received counterparts hereof (with sufficient copies for each Lender), executed by the Borrowers, the Administrative Agent and the Requisite Lenders; and

                  4.2 The Administrative Agent shall have received a legal opinion from Jones, Day, Reavis & Pogue, counsel to the Borrowers, in form and substance satisfactory to the Administrative Agent, as to corporate matters, non-contravention and as to enforceability of this First Amendment and the Credit Agreement as amended by this First Amendment.

         5. MISCELLANEOUS. This First Amendment is a Loan Document. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. Except to the extent specifically amended or modified hereby, the provisions of the Credit Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or Issuing Bank under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. The Credit Agreement, as specifically amended by this First Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

         6. COUNTERPARTS. This First Amendment may be executed in any number of counterparts which together shall constitute one instrument.

         7. GOVERNING LAW. THIS FIRST AMENDMENT, AND ALL ISSUES RELATING TO THIS FIRST AMENDMENT, INCLUDING THE VALIDITY, ENFORCEABILITY, INTERPRETATION OR CONSTRUCTION OF THIS FIRST AMENDMENT OR ANY PROVISION HEREOF, SHALL BE GOVERNED BY, AND SHALL BE DETERMINED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                            [signature pages follow]

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                  IN WITNESS WHEREOF, the Administrative Agent, the Requisite
Lenders and the Borrowers have caused this First Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                    NMHG HOLDING CO.

                                    By: /s/ Jeffrey C. Mattern
                                        --------------------------------
                                        Name: Jeffrey C. Mattern
                                        Title: Treasurer

                                    NACCO MATERIALS HANDLING GROUP, INC.

                                    By: /s/ Jeffrey C. Mattern
                                        --------------------------------
                                        Name: Jeffrey C. Mattern
                                        Title: Treasurer

                                    NMHG DISTRIBUTION CO.

                                    By: /s/ Jeffrey C. Mattern
                                        --------------------------------
                                        Name: Jeffrey C. Mattern
                                        Title: Treasurer

                                    NACCO MATERIALS HANDLING LIMITED

                                    By: /s/ Jeffrey C. Mattern
                                        --------------------------------
                                        Name: Jeffrey C. Mattern
                                        Title: Director

                                    NACCO MATERIALS HANDLING B.V.

                                    By: NACCO MATERIALS HANDLING GROUP, LTD.,
                                            its Managing Director

                                    By: /s/ Jeffrey C. Mattern
                                        --------------------------------
                                        Name: Jeffrey C. Mattern
                                        Title: Director

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                                    CITICORP NORTH AMERICA, INC., as
                                    Administrative Agent

                                    By: /s/ David Jaffe
                                        --------------------------------
                                        Name: David Jaffe
                                        Title: Vice President

                                    CITICORP USA, INC., as a Domestic Lender

                                    By: /s/ David Jaffe
                                        --------------------------------
                                        Name: David Jaffe
                                        Title: Vice President

                                    CITIBANK, N.A., as a Multicurrency Lender

                                    By: /s/ David Jaffe
                                        --------------------------------
                                        Name:  David Jaffe
                                        Title: Vice President

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                                    FOOTHILL CAPITAL CORPORATION, as a Domestic
                                    Lender

                                    By: /s/ Michael Baranowski
                                        --------------------------------
                                        Name: Michael Baranowski
                                        Title: Vice President

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                                    NATIONAL CITY COMMERCIAL FINANCE INC., as a
                                    Domestic Lender

                                    By: /s/ Thomas R. Poe
                                        -------------------------------
                                        Name:  Thomas R. Poe
                                        Title: President/Chief Executive Officer

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                                    CREDIT SUISSE FIRST BOSTON, as a
                                    Domestic Lender

                                    By: /s/ Kristin Lepri     /s/ Jay Chall
                                        -----------------------------------
                                        Name:  Kristin Lepri     Jay Chall
                                        Title: Associate         Director

                                    CREDIT SUISSE FIRST BOSTON, as a
                                    Multicurrency Lender

                                    By: /s/ Kristin Lepri     /s/ Jay Chall
                                        ----------------------------------------
                                        Name:  Kristin Lepri     Jay Chall
                                        Title: Associate         Director

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                                    U.S. BANK NATIONAL ASSOCIATION, as a
                                    Domestic Lender

                                    By: /s/ Scott J. Bell
                                        ---------------------------------
                                        Name:  Scott J. Bell
                                        Title: Vice President

                                    U.S. BANK NATIONAL ASSOCIATION, as a
                                    Multicurrency Lender

                                    By: /s/ Scott J. Bell
                                        ---------------------------------
                                        Name: Scott J. Bell
                                        Title: Vice President

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                                    KEY CORPORATE CAPITAL INC., as a
                                    Domestic Lender

                                    By: /s/ J. Eric Stropkay
                                        ---------------------------------
                                        Name:  J. Eric Stropkay
                                        Title: Vice President

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                                    GMAC BUSINESS CREDIT, LLC, as a Domestic
                                    Lender and a Multicurrency Lender

                                    By: /s/ George Grieco
                                        -----------------------------------
                                        Name: George Grieco
                                        Title: Director

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                                    KEY CORPORATE CAPITAL INC., as a
                                    Multicurrency Lender

                                    By: /s/ J. Eric Stropkay
                                        ----------------------------------
                                        Name: J. Eric Stropkay
                                        Title: Vice President

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                                    STATE OF CALIFORNIA PUBLIC EMPLOYEES'
                                    RETIREMENT SYSTEM, as a Domestic Lender

                                    By: /s/ Thomas McDonagh
                                        ----------------------------------
                                        Name: Thomas McDonagh
                                        Title: Portfolio Manager

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                                    GENERAL ELECTRIC CAPITAL CORPORATION, as a
                                    Domestic Lender

                                    By:______________________________
                                       Name:
                                       Title: